EXHIBIT 24

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of GrandView Investment Trust hereby appoints Winsor H. Aylesworth, J. Hope Reese, and/or C. Frank Watson, III, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf a registration statement on Form N-1A for the registration, pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, of said Trust's shares of beneficial interest, and any and all amendments to said Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith and to file the same with the U.S. Securities and Exchange Commission. Said attorneys shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument this 26th day of November, 1996.


_______________________________             /s/ Arthur Collins
                        Witness
                                           -----------------------------------
                                                                Arthur Collins

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of GrandView Investment Trust hereby appoints Winsor H. Aylesworth, J. Hope Reese, and/or C. Frank Watson, III, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf a registration statement on Form N-1A for the registration, pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, of said Trust's shares of beneficial interest, and any and all amendments to said Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith and to file the same with the U.S. Securities and Exchange Commission. Said attorneys shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument this 26th day of November, 1996.


_______________________________             /s/ Richard W. Jagolta
                        Witness
                                            -----------------------------------
                                                             Richard W. Jagolta

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of GrandView Investment Trust hereby appoints Winsor H. Aylesworth, J. Hope Reese, and/or C. Frank Watson, III, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf a registration statement on Form N-1A for the registration, pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, of said Trust's shares of beneficial interest, and any and all amendments to said Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith and to file the same with the U.S. Securities and Exchange Commission. Said attorneys shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument this 26th day of November, 1996.


_______________________________             /s/ Raymond H. Weaving
                        Witness
                                            -----------------------------------
                                                             Raymond H. Weaving